J.P. MORGAN TAX FREE FUNDS

JPMorgan Intermediate Tax Free Bond Fund

(Class A, Class C and Class I Shares)

(a series of JPMorgan Trust I)

Supplement dated August 21, 2017

to the Prospectus and Summary Prospectus

dated July 1, 2017, as supplemented

Effective November 1, 2017, the contractual expense waivers for Class A and Class C of the JPMorgan Intermediate Tax Free Bond Fund will be decreased as set forth below for the Fund. In connection with these changes, effective November 1, 2017, the “Annual Fund Operating Expenses” and “Example” sections in the prospectus and summary prospectus are hereby replaced with those set forth below.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.36	0.35	0.35
Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.11	0.10	0.10

Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses	0.92	1.41	0.66
Fee Waivers and Expense Reimbursements[2]	(0.27)	(0.21)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.65	1.20	0.40

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.65%, 1.20% and 0.40% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through October 31, 2019 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	439	604	813	1,415
CLASS C SHARES ($)	222	404	730	1,654
CLASS I SHARES ($)	41	158	315	772

SUP-TFB-817

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	439	604	813	1,415
CLASS C SHARES ($)	122	404	730	1,654
CLASS I SHARES ($)	41	158	315	772

Changes to Additional Fee and Expense Information. In connection with the reductions in the fee caps for the Class A and Class I Shares, the following replaces the information in the table on page 98 and the tables on page 103 with respect to the Fund:

	Class	Net Expense Ratios %	Gross Expense Ratios %
JPMorgan Intermediate Tax Free Bond Fund	A	0.65	0.92
	C	1.20	1.41
	I	0.40	0.66

JPMorgan Intermediate Tax Free Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2019	$439	1.06%	0.44%	0.44%	$122	5.00%	3.80%	3.80%
October 31, 2020	67	6.12	4.81	4.35	127	10.25	7.74	3.80
October 31, 2021	98	11.42	9.08	4.08	155	15.76	11.61	3.59
October 31, 2022	102	16.99	13.53	4.08	160	21.55	15.62	3.59
October 31, 2023	107	22.84	18.16	4.08	166	27.63	19.77	3.59
October 31, 2024	111	28.98	22.99	4.08	172	34.01	24.07	3.59
October 31, 2025	115	35.43	28.00	4.08	178	40.71	28.52	3.59
October 31, 2026	120	42.21	33.23	4.08	184	47.75	33.14	3.59
October 31, 2027	125	49.32	38.66	4.08	191	55.13	37.92	3.59
October 31, 2028	130	56.78	44.32	4.08	198	62.89	42.87	3.59

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first and second year (period ended October 31, 2019) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class I*
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2019	$41	5.00%	4.60%	4.60%
October 31, 2020	43	10.25	9.41	4.60
October 31, 2021	74	15.76	14.16	4.34
October 31, 2022	77	21.55	19.11	4.34
October 31, 2023	80	27.63	24.28	4.34
October 31, 2024	84	34.01	29.68	4.34
October 31, 2025	87	40.71	35.31	4.34
October 31, 2026	91	47.75	41.18	4.34
October 31, 2027	95	55.13	47.31	4.34
October 31, 2028	99	62.89	53.70	4.34

*	Formerly, Institutional Class Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE